                                                                   Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-1 of our report dated January 21, 1999, on our audits of the financial statements of EarthWeb Inc. as of December 31, 1998 and 1997 and for the three years in the period ended December 31, 1998. We also consent to the reference to our firm under the caption "Experts."

                                       /s/ PricewaterhouseCoopers LLP

New York, NY
July 30, 1999

                                                                   Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-1 of our report dated January 22, 1999, on our audits of the financial statements of D&L Online, Inc. as of December 31, 1998 and 1997 and for the two years in the period ended December 31, 1998. We also consent to the reference to our firm under the caption "Experts."

                                       /s/ PricewaterhouseCoopers LLP

New York, NY
July 30, 1999

                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-1 of our report dated April 23, 1999, on our audit of the financial statements of MicroHouse as of and for the year ended December 31, 1998. We also consent to the reference to our firm under the caption "Experts."

                                                  /s/ PricewaterhouseCoopers LLP

New York, NY
July 30, 1999